                                                                    EXHIBIT 99.2

                                                                [EXECUTION COPY]

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                          MORTGAGE LOAN SALE AGREEMENT


                                     between


                        NATIONSBANC MORTGAGE CORPORATION,
                                    as Seller


                                       and


                      NATIONSBANC MONTGOMERY FUNDING CORP.,
                                  as Purchaser







                                 August 25, 1998



                            Fixed-Rate Mortgage Loans
                               Loan Package NCC007


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                                TABLE OF CONTENTS

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
SECTION 1.            Definitions ................................................................................1

SECTION 2.            Purchase and Conveyance.....................................................................5

SECTION 3.            Mortgage Loan Schedule......................................................................6

SECTION 4.            Purchase Price..............................................................................6

SECTION 5.            Examination of Mortgage Files...............................................................6

SECTION 6.            Delivery of Mortgage Loan Documents.........................................................6
         Subsection 6.01         Possession of Mortgage Files.....................................................6
         Subsection 6.02         Books and Records................................................................7
         Subsection 6.03         Delivery of Mortgage Loan Documents..............................................7

SECTION 7.            Representations, Warranties and Covenants; Remedies for Breach..............................7
         Subsection 7.01         Representations and Warranties Regarding Individual Mortgage Loans...............7
         Subsection 7.02         Seller Representations..........................................................13

SECTION 8.            Closing    ................................................................................16

SECTION 9.            Closing Documents..........................................................................16

SECTION 10.           Costs      ................................................................................17

SECTION 11.           Notices    ................................................................................17

SECTION 12.           Severability Clause........................................................................17

SECTION 13.           No Partnership.............................................................................18

SECTION 14.           Counterparts...............................................................................18

SECTION 15.           Governing Law..............................................................................18

SECTION 16.           Intention of the Parties...................................................................18

SECTION 17.           Successors and Assigns.....................................................................18

SECTION 18.           Waivers    ................................................................................18


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

SECTION 19.           Exhibits   ................................................................................19

SECTION 20.           General Interpretive Principles............................................................19

SECTION 21.           Reproduction of Documents..................................................................19

SECTION 22.           Amendment..................................................................................19

SECTION 23.           Confidentiality............................................................................19

SECTION 24.           Entire Agreement...........................................................................20

SECTION 25.           Further Agreements.........................................................................20


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

                                    EXHIBITS

EXHIBIT 1         MORTGAGE LOAN DOCUMENTS
EXHIBIT 2         CONTENTS OF EACH MORTGAGE FILE
EXHIBIT 3         MORTGAGE LOAN SCHEDULE
EXHIBIT 4         UNDERWRITING GUIDELINES
EXHIBIT 5         FORM OF PURCHASE PRICE TERMS LETTER


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

                          MORTGAGE LOAN SALE AGREEMENT

         THIS MORTGAGE LOAN SALE AGREEMENT (the "Agreement"), dated August 25, 1998, is hereby executed by and between NationsBanc Montgomery Funding Corp., a Delaware corporation (the "Purchaser"), and NationsBanc Mortgage Corporation, a Texas corporation (the "Seller").

                                   WITNESSETH:

         WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain conventional, fixed-rate, residential, first-lien mortgage loans (the "Mortgage Loans") as described herein, which shall be delivered as whole loans as provided herein;

         WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule; and

         WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance of the Mortgage Loans;

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

         SECTION 1. Definitions. For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below or, if not defined in this Agreement, in the Pooling Agreement:

         Agreement: This Mortgage Loan Sale Agreement including all exhibits, schedules, amendments and supplements hereto.

         ALTA:  The American Land Title Association.

         Appraised Value: With respect to any Mortgaged Property, the lesser of
(i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a Qualified Appraiser, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

         Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

         Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of North Carolina, are authorized or obligated by law or executive order to be closed.

         Closing Date:  August 25, 1998.

         Closing Documents: The documents required to be delivered on the Closing Date pursuant to Section 9.

         Code: The Internal Revenue Code of 1986, or any successor statute thereto.

         Cut-off Date:  August 1, 1998.

         Cut-off Date Principal Balance: The aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date which is determined after the application, to the reduction of principal, of payments of principal due on or before the Cut-off Date, whether or not collected, and of partial principal prepayments received on or before the Cut-off Date.

         Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Substitute Mortgage Loan in accordance with this Agreement and the Pooling Agreement.

         Due Date: The first day of each month, which is the day on which the monthly payment is due on a Mortgage Loan, exclusive of any days of grace.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

         FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

         FNMA: The Federal National Mortgage Association or any successor thereto.

         HUD: The United States Department of Housing and Urban Development or any successor thereto.

         Loan-to-Value Ratio: With respect to any Mortgage Loan as of any date of determination, the ratio, expressed as a percentage, the numerator of which is the outstanding principal balance of such Mortgage Loan at origination (or, on such date, if a current Loan-to-Value Ratio is being calculated) and the denominator of which is the Appraised Value of the related Mortgaged Property.

         LTV:  Loan-to-Value Ratio.

         Master Servicer: NationsBanc Mortgage Corporation in its capacity as master servicer under the Pooling Agreement.



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         Monthly Payment: With respect to any Mortgage Loan, the scheduled payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date.

         Mortgage: The mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property securing the Mortgage Note.

         Mortgage File: With respect to any Mortgage Loan, the items listed in
Exhibit 2 hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

         Mortgage Loan: Each mortgage loan sold, assigned and transferred pursuant to this Agreement and identified on the Mortgage Loan Schedule, including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

         Mortgage Loan Documents: With respect to any Mortgage Loan, the documents listed in Exhibit 1 hereto.

         Mortgage Loan Schedule: The schedule of Mortgage Loans to be annexed hereto as Exhibit 3 on the Closing Date, setting forth the following information with respect to each Mortgage Loan: (1) the Seller's Mortgage Loan identifying number; (2) a code indicating whether the Mortgaged Property is owner-occupied;
(3) the property type for each Mortgaged Property; (4) the original months to maturity or the remaining months to maturity from the Cut-off Date; (5) the Loan-to-Value Ratio at origination; (6) the Mortgage Interest Rate; (7) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (8) the stated maturity date; (9) the amount of the Monthly Payment as of the Cut-off Date;
(10) the paid-through date; (11) the original principal amount of the Mortgage Loan; (12) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (13) a code indicating the purpose of the Mortgage Loan; (14) a code indicating the documentation style; and (15) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average months to maturity of the Mortgage Loans.

         Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.



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         Mortgaged Property: The Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest or leasehold estate in single or multiple parcels of real property improved by a Residential Dwelling.

         Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

         Mortgagor: The obligor on a Mortgage Note, who is an owner of the Mortgaged Property and the grantor or mortgagor named in the Mortgage and such grantor's or mortgagor's successors in title to the Mortgaged Property.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or a Vice President and by the Treasurer, the Secretary, or one of the Assistant Treasurers or one of the Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Seller, reasonably acceptable to the Purchaser.

         Person: An individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pooling Agreement: The Pooling and Servicing Agreement, dated as of August 1, 1998 among the Purchaser, as sponsor, the Seller, in its capacity as Master Servicer, and Norwest Bank Minnesota, National Association, as trustee.

         Primary Mortgage Insurance Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable to FNMA or FHLMC.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Purchase Price: The price paid on the Closing Date by the Purchaser to the Seller pursuant to this Agreement in exchange for the Mortgage Loans, which shall be the amount set forth in the Purchase Price Terms Letter.

         Purchase Price Terms Letter: The letter agreement between the Seller and the Purchaser which sets forth the Purchase Price for the Mortgage Loans and is substantially in the form of Exhibit 5 hereto.

         Purchaser: The Person listed as such in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.



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         Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

         Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

         Repurchase Price: Shall have the same meaning assigned to "Purchase Price" in the Pooling Agreement.

         Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home.

         Seller: NationsBanc Mortgage Corporation, a Texas corporation, or its successor in interest or any successor to the Seller under this Agreement appointed as herein provided.

         Stated Principal Balance: As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

         Underwriting Guidelines: The underwriting guidelines of NationsBanc Mortgage Corporation substantially in the form attached hereto as Exhibit 4.

         SECTION 2. Purchase and Conveyance. The Seller, in exchange for the payment of the Purchase Price by the Purchaser on the Closing Date, receipt of which is hereby acknowledged, hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement, all rights, title and interest of the Seller in and to Mortgage Loans having a Cut-off Date Principal Balance of $572,886,956.01, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. The sale of the Mortgage Loans by the Seller is on a servicing-retained basis with such servicing rights being governed by the terms of the Pooling Agreement.

         With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive: (a) all scheduled principal due after the Cut-off Date, (b) all other payments and/or recoveries of principal collected after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Master Servicer after the Cut-off Date shall belong to the Seller), and (c) all payments of interest on the Mortgage Loans (minus that portion of any such interest payment that is allocable to the period prior to the Cut-off Date).



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         The Stated Principal Balance of each Mortgage Loan as of the Cut-off
Date is determined after application, to the reduction of principal, of payments of principal due on or before the Cut-off Date whether or not collected and of partial principal prepayments received on or before the Cut-off Date. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of the Purchaser. The Seller shall remit to the Master Servicer for deposit any such prepaid amounts into the Collection Account. All payments of principal and interest due on a Due Date following the Cut-off Date shall belong to the Purchaser.

         SECTION 3. Mortgage Loan Schedule. The Seller shall deliver the Mortgage Loan Schedule to the Purchaser at least one (1) Business Day prior to the Closing Date.

         SECTION 4. Purchase Price. The Purchase Price for the Mortgage Loans shall be as set forth in the Purchase Price Terms Letter. Subject to the conditions set forth herein, the Purchaser shall pay the Purchase Price plus accrued interest on the Stated Principal Balance of each Mortgage Loan as of the Cut-off Date at its Mortgage Rate (less the applicable Master Servicing Rate) from the Cut-off Date through the day prior to the Closing Date, both inclusive, to the Seller by 4:00 p.m. Eastern Time on the Closing Date. Such payment shall be made by wire transfer of immediately available funds to the account designated by the Seller.

         SECTION 5. Examination of Mortgage Files. In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the Closing Date, the Seller shall, prior to the Closing Date, make the Mortgage Files available to the Purchaser for examination at the Seller's offices located at 1201 N. Main Street, 10th Floor, Dallas, Texas. Such examination may be made by the Purchaser or its designee, at its expense, at any reasonable time before the Closing Date. Such underwriting by the Purchaser shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's or any of its successors' rights to demand repurchase or other relief or remedy provided for in this Agreement.

         SECTION 6. Delivery of Mortgage Loan Documents.


         Subsection 6.01 Possession of Mortgage Files.

         The contents of each Mortgage File required to be retained by the Seller, in its capacity as Master Servicer under the Pooling Agreement, to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Master Servicer for the benefit of the Purchaser as the owner thereof. The Master Servicer's possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to the Pooling Agreement, and such retention and possession by the Master Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage and the contents of the Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or



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

which come into the possession of the Master Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Master Servicer at the will of the Purchaser in such custodial capacity only. The Mortgage File retained by the Master Servicer with respect to each Mortgage Loan pursuant to the Pooling Agreement and this Agreement shall be appropriately identified in the Master Servicer's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Master Servicer shall release from its custody the contents of any Mortgage File retained by it only in accordance with the Pooling Agreement and this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to the Pooling Agreement and this Agreement or if required under applicable law or court order.

         Subsection 6.02 Books and Records.

         All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Master Servicer after the Cut-off Date on or in connection with a Mortgage Loan as provided in Section 2 shall be vested in the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 2 shall be received and held by the Master Servicer in trust for the benefit of the Purchaser as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

         It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a purchase on the Purchaser's business records, tax returns and financial statements, and as a sale of assets on the Seller's business records, tax returns and financial statements.

         Subsection 6.03 Delivery of Mortgage Loan Documents.

         The Seller shall deliver the Mortgage Loan Documents with respect to each Mortgage Loan to the Purchaser or its designee in accordance with Section 2.01(b) of the Pooling Agreement.

         SECTION 7. Representations, Warranties and Covenants; Remedies for Breach.

         Subsection 7.01 Representations and Warranties Regarding Individual Mortgage Loans.

         The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the Closing Date or such other date specified herein:

                  (a) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

                  (b) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future



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         installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

                  (c) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Purchaser.

                  (d) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (e) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

                  (f) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

                  (g) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been



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

         received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

                  (h) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has the full right to sell and assign the same to the Purchaser.

                  (i) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

                  (j) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                  (k) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

                  (l) To the best of the Seller's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.



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

                  (m) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (h)(i) and (ii) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Seller has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                  (n) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

                  (o) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

                  (p) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

                  (q) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

                  (r) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

                  (s) There is no proceeding pending or, to the Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                  (t) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including
         (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. To the best of the Seller's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                  (u) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

                  (v) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (h) above.

                  (w) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

                  (x) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                  (y) The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature, nor does it contain any "buydown" provision which is currently in effect.

                  (z) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan.

                  (aa) Except for loan numbers 22009815 and 26310847, each Mortgage Loan with an LTV at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until the LTV of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

                  (bb) To the best of the Seller's knowledge as of the date of origination of the Mortgage Loan, (i) the Mortgaged Property is lawfully occupied under applicable law, (ii) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and (iii) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

                  (cc) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                  (dd) All payments required to be made prior to the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than thirty (30) days delinquent more than once in the twelve month period immediately prior to the Cut-off Date.

                  (ee) With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File except for the documents which have been delivered to the Purchaser or which have been submitted for recording and not yet returned.

                  (ff) Immediately prior to the payment of the Purchase Price, the Seller was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Seller and the Seller had good and marketable title thereto, and the Seller had full right to transfer and sell the Mortgage Loans to the Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

                  (gg) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                  (hh) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

                  (ii) With respect to Mortgage Loans that are secured by a leasehold estate, the lease is valid, in full force and effect, and conforms generally to the Underwriting Guidelines for leasehold estates.

                  (jj) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

                  (kk) The Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien, residential mortgage loans owed by it which were available for inclusion in the Mortgage Loans.

                  (ll) Each Mortgage Loan is a "qualified mortgage" within
         Section 860G(a)(3) of the Code.

                  (mm) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

         Subsection 7.02 Seller Representations.

         The Seller hereby represents and warrants to the Purchaser that, as of the Closing Date:

                  (a) The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller. The Seller has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the Purchaser, evidences the valid, binding and enforceable obligation of the Seller, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms.

                  (b) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Seller is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (c) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller and will not result in the breach of any term or provision of the charter or by-laws of the Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject.

                  (d) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                  (e) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Seller, threatened against the Seller which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would materially impair the ability of the Seller to perform under the terms of this Agreement.

                  (f) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

         Subsection 7.03 Remedies for Breach of Representations and Warranties.

         It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the interest of the Purchaser in or the value of the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the others.

         Within ninety (90) days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a

Mortgage Loan or the Mortgage Loans or the interest of the Purchaser therein, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall repurchase such Mortgage Loan or Mortgage Loans at the Repurchase Price. However, the Seller may, at its option and assuming that Seller has a Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Substitute Mortgage Loan or Loans; provided, however, that any such substitution shall be effected within two (2) years of the Closing Date. If the Seller has no Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished by the Seller remitting to the Master Servicer for deposit the amount of the Repurchase Price in the Collection Account for distribution to the Purchaser on the next scheduled Master Servicer Advance Date.

         At the time of repurchase of any deficient Mortgage Loan (or removal of any Deleted Mortgage Loan), the Purchaser and the Seller shall arrange for the assignment of the repurchased Mortgage Loan (or Deleted Mortgage Loan) to the Seller or its designee and the delivery to the Seller of any documents held by the Purchaser relating to the repurchased Mortgage Loan in the manner required by this Agreement with respect to the purchase and sale of such Mortgage Loan on the Closing Date. In the event the Repurchase Price is deposited in the Collection Account, the Seller shall, simultaneously with its remittance to the Master Servicer of such Repurchase Price for deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase, the Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

         As to any Deleted Mortgage Loan for which the Seller substitutes one or more Substitute Mortgage Loans, the Seller shall effect such substitution by delivering to the Purchaser for each Substitute Mortgage Loan the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by Subsection 6.03. The Seller shall remit to the Master Servicer for deposit in the Collection Account the Monthly Payment due on each Substitute Mortgage Loan in the month following the date of such substitution. Monthly Payments due with respect to Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Substitute Mortgage Loan. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

         For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall, plus an amount equal to the aggregate of any Monthly Advances made with respect to such Deleted Mortgage Loans pursuant to the Pooling Agreement, shall be remitted to the Master Servicer by the Seller for distribution by the Master Servicer in the month of substitution. Accordingly, on the date of such substitution, the Seller will remit to the Master Servicer from its own funds for deposit into the Collection Account an amount equal to the amount of such shortfall.

         No action may be brought against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or
7.02 with respect to any Mortgage Loan unless and until (i) discovery of such breach by the Purchaser or notice thereof by the Seller to Purchaser, (ii) failure by the Seller to cure such breach, repurchase such Mortgage Loan as specified above or substitute a Substitute Mortgage Loan for such Mortgage Loan as specified above and (iii) demand upon the Seller by the Purchaser for compliance with the terms of this Agreement.

         It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser respecting a breach of the representations and warranties set forth in Subsections 7.01 and 7.02.

         Notwithstanding anything herein to the contrary, (i) to the extent this Subsection 7.03 is inconsistent in any respect with the Pooling Agreement, the provisions of the Pooling Agreement shall control, and (ii) the Seller agrees to abide by the repurchase and substitution requirements set forth in Sections 2.02, 2.03 and 2.08 of the Pooling Agreement.

         SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The closing shall be by telephone, confirmed by letter or wire as the parties shall agree. The closing shall be subject to each of the following conditions:

                  (a) all of the representations and warranties of the Seller in this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement;

                  (b) the Seller's attorneys shall have received in escrow, all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories as required pursuant to the terms hereof; and

                  (c) all other terms and conditions of this Agreement shall have been complied with.

         SECTION 9. Closing Documents. On the Closing Date, the Seller shall deliver to its attorneys in escrow fully executed originals of:

                  (a) this Agreement, executed by the Seller;

                  (b) the Purchase Price Terms Letter, executed by the Seller;
         and

                  (c) the Mortgage Loan Schedule, one copy to be attached hereto.

         SECTION 10. Costs. The Seller shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording fees and the Purchaser's attorney's fees, shall be paid by the Purchaser.

         SECTION 11. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

         (a)      if to the Purchaser:

                  NationsBanc Montgomery Funding Corp.
                  100 North Tryon Street
                  Charlotte, North Carolina 28255

         (b)      if to the Seller:

                  NationsBanc Mortgage Corporation
                  201 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attn:  General Counsel

                  With a copy to the Treasurer of the Seller at the same address.

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         SECTION 12. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

         SECTION 13. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

         SECTION 14. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         SECTION 15. Governing Law. EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

         SECTION 16. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

         It is not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (a) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (b) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

         SECTION 17. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Purchaser and the Seller, and the respective successors and assigns of the Purchaser and the Seller. Notwithstanding anything herein to the contrary, the Seller and the Purchaser hereby acknowledge and agree that the Purchaser is assigning its rights and obligations under this Agreement to the Trustee, for the benefit of the Trust, pursuant to the Pooling Agreement. On and after the Closing Date, the Seller agrees to recognize the Trust as the "Purchaser" for all purposes under this Agreement.

         SECTION 18. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         SECTION 19. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         SECTION 20. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (d) reference to a Subsection without further reference to a
         Section is a reference to such Subsection as contained in the same
         Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

         SECTION 21. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 22. Amendment. This Agreement may be amended from time to time by the Purchaser and the Seller by written agreement signed by the parties hereto.

         SECTION 23. Confidentiality. Each of the Purchaser and the Seller shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent: (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party's employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person's duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser or to any person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party's rights under this Agreement.

         SECTION 24. Entire Agreement. This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.

         SECTION 25. Further Agreements. The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.


                                    NATIONSBANC MONTGOMERY FUNDING CORP.,
                                      as Purchaser


                                    By:     /s/ Robert J. Perret
                                            ------------------------------------
                                    Name:   Robert J. Perret
                                    Title:  Senior Vice President



                                    NATIONSBANC MORTGAGE CORPORATION,
                                      as Seller


                                    By:     /s/ Thomas W. Neary
                                            ------------------------------------
                                    Name:   Thomas W. Neary
                                    Title:  Senior Vice President